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                                EATON CORPORATION
                        2006 ANNUAL REPORT ON FORM 10-K/A
                                   ITEM 15(b)
                                  EXHIBIT 31.1
                                  CERTIFICATION


I, Alexander M. Cutler, certify that:

1. I have reviewed this report on Form 10-K/A of Eaton Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.



Date:  March 26, 2007                      /s/ Alexander M. Cutler
                                           ------------------------------------
                                           Alexander M. Cutler
                                           Chairman and Chief Executive Officer;
                                           President

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